Robinhood Financial LLC - Held NMS Stocks and Options Order Routing Public Report

Generated on Mon Oct 27 2025 13:39:15 GMT-0400 (Eastern Daylight Time)

3rd Quarter, 2025

July 2025

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	41.30	11.62	37.11	9.98

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	52.90	43.73	69.32	57.85	53.32	473,850.75	56.3524	241,987.42	102.2715	248,349.85	106.5531	603,987.30	59.7374
G1 Execution Services, LLC	18.45	28.14	1.49	12.37	20.64	330,013.99	62.8352	5,629.97	42.5284	31,011.11	67.4066	15,580.84	69.9782
Jane Street Capital	14.60	12.57	18.85	17.07	8.88	241,197.43	73.5891	102,475.70	128.5328	114,509.81	127.5576	11,137.19	74.3086
CITADEL SECURITIES LLC	8.24	7.14	9.83	8.91	8.48	202,653.62	28.9382	104,536.69	53.7679	109,002.12	58.9460	407,173.09	50.8333
Two Sigma Securities, LLC	5.19	7.44	0.45	3.37	8.12	74,813.07	50.5239	2,173.54	18.1760	8,589.88	61.9265	4,084.54	59.6958

Material Aspects:

Virtu Americas, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:

Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Jane Street Capital: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. CITADEL SECURITIES LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Two Sigma Securities, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. July 2025 Non-S&P 500 Stocks Summary Non-Directed Orders as % of All Orders Market Orders as % of Non-Directed Orders Marketable Limit Orders as % of Non- Directed Orders Non-Marketable Limit Orders as % of Non- Directed Orders Other Orders as % of Non-Directed Orders 100.00 37.66 15.69 41.09 5.56 Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	38.88	34.67	44.28	40.59	39.43	2,246,449.68	12.7680	943,183.82	10.2181	998,449.86	11.2860	1,596,130.33	21.2644
Jane Street Capital	29.08	25.93	35.20	30.92	19.67	2,934,798.25	8.9638	1,211,958.66	7.5797	1,355,872.47	8.9040	181,452.02	14.1541
CITADEL SECURITIES LLC	17.79	15.02	19.05	19.54	20.16	2,922,924.71	8.6536	1,416,745.99	8.3312	1,412,184.90	8.8512	2,170,787.01	19.0084
Two Sigma Securities, LLC	7.20	12.17	0.75	4.54	11.46	1,175,811.98	13.4178	66,862.85	15.7765	127,636.35	19.5118	73,218.34	18.6272
G1 Execution Services, LLC	6.49	11.23	0.67	4.06	8.72	799,727.65	13.9654	61,363.29	19.8243	103,644.15	19.3837	46,043.00	14.5717

Material Aspects:

Virtu Americas, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Two Sigma Securities, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

July 2025

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	1.07	28.44	53.94	16.56

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	38.92	40.76	41.06	37.97	38.24	350,335.09	35.4606	17,014,342.53	44.8582	14,633,433.86	54.7420	3,231,012.84	44.5596
Dash/IMC Financial Markets	33.15	35.47	32.69	33.09	34.01	269,172.69	35.1958	12,775,289.72	36.8563	11,946,224.89	50.6970	3,106,771.71	43.3320
Global Execution Brokers, LP	12.40	6.47	11.65	13.27	11.22	58,817.70	58.7079	4,926,384.65	45.2486	4,215,314.81	58.4835	1,088,186.20	44.4953
Wolverine Execution Services, LLC	11.88	12.57	9.91	11.47	16.53	38,467.44	22.0803	3,179,346.65	30.5222	2,765,633.82	37.5713	906,579.78	24.0261

Material Aspects:

CITADEL SECURITIES LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Dash/IMC Financial Markets:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Global Execution Brokers, LP:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Wolverine Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

August 2025

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	41.94	11.71	36.43	9.91

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	50.61	41.14	67.49	56.21	50.22	402,075.18	56.5930	202,026.20	98.0565	187,985.10	99.6678	508,308.58	57.3239
G1 Execution Services, LLC	17.60	26.98	1.34	11.47	19.64	294,390.50	64.7113	5,749.30	49.5632	26,728.30	82.2254	14,236.83	73.6387
Jane Street Capital	14.30	11.80	18.70	17.31	8.66	202,768.29	73.5715	90,520.38	114.1909	99,749.01	119.0039	9,027.42	71.8672
CITADEL SECURITIES LLC	9.62	8.53	11.80	10.13	9.85	274,177.15	30.8164	118,193.67	50.0862	129,101.22	59.4095	402,389.74	48.2746
Two Sigma Securities, LLC	5.45	7.85	0.47	3.34	8.92	76,050.29	55.5366	2,323.55	15.2479	6,862.97	74.1495	3,687.83	59.6066

Material Aspects:

Virtu Americas, LLC:

Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. G1 Execution Services, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Jane Street Capital: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. CITADEL SECURITIES LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Two Sigma Securities, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. August 2025 Non-S&P 500 Stocks Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	36.46	14.31	43.69	5.55

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	36.33	31.90	43.56	37.71	35.93	1,733,077.22	14.5428	738,709.54	12.0649	815,634.42	13.8944	1,526,010.24	22.2241
Jane Street Capital	29.02	24.83	34.36	31.93	19.83	2,488,434.10	15.0205	990,372.29	11.9972	1,164,917.84	14.6679	117,935.09	16.2167
CITADEL SECURITIES LLC	18.93	16.19	20.43	20.40	21.52	3,035,713.86	13.4073	1,415,824.10	12.0440	1,460,752.19	13.4485	1,901,686.54	22.2804
G1 Execution Services, LLC	7.25	12.91	0.75	4.43	9.02	862,556.98	18.3575	62,204.50	21.6350	91,318.83	18.9427	42,110.75	19.4161
Two Sigma Securities, LLC	6.53	10.74	0.68	4.31	11.37	901,116.89	16.5027	67,216.10	22.5305	92,659.47	21.2380	57,340.48	19.2605

Material Aspects:

Virtu Americas, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

CITADEL SECURITIES LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Two Sigma Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

August 2025

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	1.14	28.40	53.77	16.69

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/Received for Market Orders(cents per hundred shares)	Net Payment Paid/Received for Marketable Limit Orders(USD)	Net Payment Paid/Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	38.78	42.01	40.62	37.81	38.52	330,233.06	32.1008	13,992,286.10	41.3448	12,919,768.83	51.5136	3,163,749.86	44.8936
Dash/IMC Financial Markets	29.42	34.47	29.90	28.28	31.90	257,461.87	29.2557	10,115,016.62	33.2567	9,409,760.83	46.1476	3,014,086.15	43.9625
Global Execution Brokers, LP	12.41	5.71	10.95	13.06	13.24	50,089.79	51.7312	3,695,825.86	41.2375	3,588,040.58	57.3680	1,022,765.68	47.5905
Wolverine Execution Services, LLC	10.66	10.32	8.27	10.16	16.34	26,235.66	18.0583	2,468,568.66	22.4785	2,254,717.70	30.9426	987,535.09	23.3250
Jane Street Capital	8.75	7.48	10.26	10.69	0.00	82,232.46	39.5780	5,407,798.43	40.7357	4,699,300.05	54.2523	0.00	0.0000

Material Aspects:

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Dash/IMC Financial Markets:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Global Execution Brokers, LP:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Wolverine Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Jane Street Capital:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

September 2025

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	42.68	11.28	36.25	9.79

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	48.04	38.01	65.60	54.70	46.91	391,227.13	55.3875	206,683.66	93.4531	179,626.43	91.3059	539,482.96	55.9795
G1 Execution Services, LLC	17.55	26.90	1.42	11.09	19.31	307,853.46	63.4456	5,623.97	37.8044	26,000.38	66.6074	13,371.74	67.8166
Jane Street Capital	14.26	11.45	19.63	17.38	8.73	212,686.42	71.7280	95,761.34	111.8776	107,020.46	106.1729	8,910.47	82.5107
CITADEL SECURITIES LLC	10.07	8.90	12.46	10.68	10.14	344,381.50	31.9317	140,374.39	54.6545	134,660.57	51.9628	482,300.40	50.6114
Two Sigma Securities, LLC	6.89	9.84	0.61	4.17	11.35	89,691.17	55.3336	2,855.78	16.7588	7,934.00	54.7226	5,433.96	64.0771

Material Aspects: Virtu Americas, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. G1 Execution Services, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Jane Street Capital: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. CITADEL SECURITIES LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Two Sigma Securities, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. September 2025 Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	37.85	14.96	41.27	5.92

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	34.54	29.92	41.24	36.44	33.91	2,047,155.72	14.4411	842,284.21	12.6319	957,720.41	13.8061	1,738,578.48	20.9843
Jane Street Capital	28.72	24.34	35.10	31.84	18.93	2,846,588.50	14.5657	1,171,727.00	12.1432	1,389,822.95	14.2679	116,502.15	14.8527
CITADEL SECURITIES LLC	19.81	16.91	21.63	21.51	21.90	4,119,677.98	14.9035	1,693,381.74	13.0947	1,841,257.89	14.4259	2,213,724.10	21.2605
Two Sigma Securities, LLC	7.50	12.15	0.86	4.80	13.26	1,167,565.42	17.3859	49,810.95	13.9896	118,756.71	19.9971	64,556.31	17.8569
G1 Execution Services, LLC	6.89	12.22	0.84	3.91	8.93	898,389.35	17.0369	50,298.54	17.8440	91,997.06	17.5954	39,288.10	17.0107

Material Aspects:

Virtu Americas, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

CITADEL SECURITIES LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Two Sigma Securities, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

September 2025

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	1.08	28.28	54.21	16.43

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	39.02	46.40	42.06	37.15	39.47	380,851.65	30.7388	15,988,036.40	39.3751	13,326,007.99	47.8527	3,470,196.98	43.6064
Dash/IMC Financial Markets	31.56	29.78	30.18	31.07	35.64	240,822.00	34.9496	13,058,566.06	37.2947	12,546,299.81	51.3889	4,076,636.11	49.1821

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Jane Street Capital	11.42	10.14	12.98	14.08	0.00	92,846.51	45.4704	6,786,914.04	46.9932	6,126,988.25	59.7172	4.45	74.1667
Global Execution Brokers, LP	9.13	4.53	8.05	9.50	10.04	40,958.56	52.3847	3,445,849.38	39.9408	3,053,495.88	56.4529	948,050.01	45.5040
Wolverine Execution Services, LLC	8.88	9.15	6.73	8.19	14.85	19,038.06	14.9332	2,111,801.18	21.5802	1,761,859.37	26.9863	827,858.63	20.7640

Material Aspects:

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Dash/IMC Financial Markets:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Jane Street Capital:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Global Execution Brokers, LP:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Wolverine Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

With respect to each section of this report, provided pursuant to SEC Regulation NMS Rule 606(a), the SEC has exempted broker-dealers from disclosing execution venues that received less than 5% of the non-directed orders covered by the section, provided that the section discloses the execution venues that, in aggregate, received at least 90% of such non-directed orders.

Prior reports, as well as the XML version of this report, can be found at: https://public.s3.com/rule606/crfn/